SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              May 14, 2001
                                                    ----------------------------



                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                      001-15217              57-0990958
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(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                    Identification No.)



            400 SOUTH EL CAMINO REAL, SUITE 500, SAN MATEO, CA          94402
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           (Address of Principal Executive Offices)                   (Zip Code)



                                 (650) 685-4880
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

Press Release Issued Announcing Stanford Springel as the New Chief Executive Officer.
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     On May 14, 2001,  U.S.  Aggregates,  Inc.  (the  "Company")  issued a press release announcing that the Company's Board of Directors had named Stanford Springel as the Company's new Chief Executive Officer. Mr. Springel replaces James Harris who resigned as Chief Executive Officer. Mr. Harris will remain as Chairman of the Company's Board of Directors. The Company also announced that Morris Bishop would continue as the Company's President and Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7.  EXHIBITS

Exhibit 99.1    Press Release



                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                    U.S. AGGREGATES, INC.


Date:  May 14, 2001                 By:  /s/  Stanford Springel
       ------------                    --------------------------------
                                       Stanford Springel
                                       Chief Executive Officer

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